Exhibit 10.2

AMENDMENT NO. 1

TO

RGN-259 LICENSE AGREEMENT

(PAN ASIA)

This Amendment No. 1 to License Agreement (this “Amendment”), dated September 17, 2019, amends that certain License Agreement (the “Agreement” or the “License Agreement”), dated effective March 7, 2014, by and between RegeneRx Biopharmaceuticals, Inc., (hereinafter “Licensor”), and GtreeBNT Co., Ltd. (formerly Digital Aria Co., Ltd.) (hereinafter “Licensee”), each a “Party” and, collectively, the “Parties.”

RECITALS

WHEREAS, pursuant to the terms of the License Agreement, Licensor has licensed certain rights to the drug candidate referred to as RGN-259, which utilizes Tβ4 as the biologically active ingredient, pursuant to the terms of the License Agreement; and

WHEREAS, the Parties wish to extend and amend the early termination provision set forth in Section 2.1(d) of the License Agreement;

WHEREAS, the Parties wish to enter into this Amendment, pursuant to Section 14.2 of the License Agreement, a provided herein;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

Section 1.	Definitions

Capitalized terms used but not defined in this Amendment shall have the meanings provided in the License Agreement.

Section 2.	Amendment to License Agreement

The License Agreement is hereby amended by deleting the text of Section 2.l(d) in its entirety and replacing it with the following text:

2.1(d)	Early Termination of License

Subject to the terms of this Agreement, the License granted to Licensee with respect to the countries of Australia, New Zealand, and Kazakhstan, shall terminate if Licensee does not receive regulatory approval of Licensed Product for marketing and sale from the Therapeutic Goods Administration (TGA) in Australia on or before March 31, 2021.

Section 3.	Reaffirmation of License Agreement. Except as explicitly modified hereby, the License Agreement shall continue in full force and effect.

Section 4.	Counterparts; Facsimile Signature. This Amendment may be executed in counterparts (and transmitted by facsimile or “pdf” format).

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of each Party as of the Effective Date.

RegeneRX Biopharmaceuticals, Inc.

By:	/s/ J.J. Finkelstein
Name:	J.J. Finkelstein
Title:	President & CEO

GtreeBNT Co., Ltd.

By:	/s/ Won S. Yang
Name:	Won S. Yang
Title:	President & CEO